SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The proxy statement for the 2025 Annual Meeting of stockholders of BankFinancial Corporation (the “Company”) inadvertently omitted Director Glen Wherfel’s membership on the Company’s Audit Committee as of December 31, 2024 and continuing until the 2025 Annual Meeting.  Director Wherfel is retiring from board service, effective at the 2025 Annual Meeting.  Accordingly, the Audit Committee currently consists of John M. Hausmann, C.P.A., Chairman, Terry R. Wells, and Glen R. Wherfel, C.P.A., each of whom is an independent director under Nasdaq and Securities and Exchange Commission regulations.  The Board of Directors will appoint a replacement for Mr. Wherfel, effective on his retirement, such that there will be at least three independent Directors constituting the Company’s Audit Committee consistent with the Company’s historical practices in compliance with applicable listing requirements.

This current report includes “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. A variety of factors could cause BankFinancial’s actual results to differ from those expected at the time of this release. For a discussion of some of the factors that may cause actual results to differ from expectations, please refer to BankFinancial’s most recent Annual Report on Form 10-K as filed with the SEC, as supplemented by subsequent filings with the SEC. Investors are urged to review all information contained in these reports, including the risk factors discussed therein. Copies of these filings are available at no cost on the SEC's web site at www.sec.gov or on BankFinancial’s web site at www.bankfinancial.com. Forward-looking statements speak only as of the date they are made,  and we do not undertake to update them to reflect changes.

Item 9.01    Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.
NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

Dated:	July 2, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President